UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2009
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA	92691

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 10, 2009, certain of real estate holding subsidiaries of The Ensign Group, Inc. (the “Company”) as Borrowers and General Electric Capital Corporation (“GECC”) as Lender entered to that certain Fourth Amended and Restated Loan Agreement (the “Agreement”), to add six additional real estate holding subsidiaries of the Company (the “New Borrowers”) as Borrowers under the Agreement in order to secure a $40.0 million real estate loan.
On the same date, pursuant to the Agreement, the New Borrowers made a Six Project Promissory Note in the original principal amount of $40.0 million (the “Note”) for the benefit of GECC as Lender.
The foregoing description of the Agreement and Note does not purport to be complete and is qualified in its entirety by reference to such agreement and instrument, which are attached as Exhibits 10.1 and 10.2. to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
On November 16, 2009, the Company issued a press release regarding the securing of the loan described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing information in this Current Report, including the related exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The foregoing information in this Current Report, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Loan Agreement, by and among certain subsidiaries of the Company as Borrowers and GECC as Lender

10.2	Six Project Promissory Note, dated November 10, 2009, by certain subsidiaries of the Company

99.1	Press Release of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2009	THE ENSIGN GROUP, INC.
	By:	/s/ Suzanne D. Snapper
Suzanne D. Snapper
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amended and Restated Loan Agreement, by and among certain subsidiaries of the Company as Borrowers and GECC as Lender

10.2	Six Project Promissory Note, dated November 10, 2009, by certain subsidiaries of the Company

99.1	Press Release of the Company